                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:

           End of Period Collection Account Balance as of Prior Payment Date:                                        744,265.30
           Available Funds:
                     Contract Payments due and received in this period                                             7,480,219.82
                     Contract Payments due in prior period(s) and received in this period                            568,212.24
                     Contract Payments received in this period for next period                                       426,163.64
                     Sales, Use and Property Tax, Maintenance, Late Charges                                          253,439.66
                     Prepayment Amounts related to early termination in this period                                  226,513.29
                     Servicer Advance                                                                                667,969.79
                     Proceeds received from recoveries on previously Defaulted Contracts                                   0.00
                     Transfer from Reserve Account                                                                     7,349.79
                     Interest earned on Collection Account                                                             3,185.66
                     Interest earned on Affiliated Account                                                               683.31
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                        Agreement Section 5.03                                                                             0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                       (Substituted contract < Predecessor contract)                                                       0.00
                     Amounts paid under insurance policies                                                                 0.00
                     Any other amounts                                                                               341,415.19

                                                                                                               ----------------
           Total Available Funds                                                                                  10,719,417.69
           Less: Amounts to be Retained in Collection Account                                                        766,114.38
                                                                                                               ----------------
           AMOUNT TO BE DISTRIBUTED                                                                                9,953,303.31
                                                                                                               ================


           DISTRIBUTION OF FUNDS:

                     1.   To Trustee -  Fees                                                                               0.00
                     2.   To Servicer, any unreimbursed Nonrecoverable Advances or
                            Servicer Advances                                                                        568,212.24
                     3.   To Bank of America Derivative Settlement                                                   421,281.36
                     4.   To Noteholders (For Servicer Report immediately following the
                            Final Additional Closing Date)
                                   a) Class A1 Principal and Interest                                              6,302,629.69
                                   a) Class A2 Principal (distributed after A1 Note matures) and Interest            138,805.33
                                   a) Class A3 Principal (distributed after A2 Note matures) and Interest            398,093.33
                                   a) Class A4 Principal (distributed after A3 Note matures) and Interest            310,760.00
                                   b) Class B Principal and Interest                                                 132,505.68
                                   c) Class C Principal and Interest                                                 271,558.56
                                   d) Class D Principal and Interest                                                 182,103.88
                                   e) Class E Principal and Interest                                                 257,291.56

                     5.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                          0.00
                     6.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                                   a) Residual Interest (Provided no Restricting or Amortization
                                      Event in effect)                                                               210,461.15
                                   b) Residual Principal (Provided no Restricting or Amortization
                                      Event in effect)                                                               210,733.02
                                   c) Reserve Account Distribution (Provided no Restricting or
                                        Amortization Event in effect)                                                  7,349.79
                     7.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                            Any Other Amounts                                                                        257,308.63
                     8.   To Servicer, Servicing Fee and other Servicing Compensations                               284,209.09
                                                                                                               ----------------
           TOTAL FUNDS DISTRIBUTED                                                                                 9,953,303.31
                                                                                                               ================

                                                                                                               ----------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting
             Event Funds (if any)}                                                                                   766,114.38
                                                                                                               ================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                 $6,443,748.69
            - Add Investment Earnings                                                                                  7,349.79
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                               0.00
            - Less Distribution to Certificate Account                                                                 7,349.79
                                                                                                               ----------------
End of period balance                                                                                             $6,443,748.69
                                                                                                               ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                        $6,443,748.69
                                                                                                               ================

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                         Pool A                                                296,390,544.38
                         Pool B                                                103,781,455.62
                                                                              ----------------
                                                                                                          400,172,000.00

Class A Overdue Interest, if any                                                         0.00
Class A Monthly Interest - Pool A                                                  717,642.83
Class A Monthly Interest - Pool B                                                  251,283.39

Class A Overdue Principal, if any                                                        0.00
Class A Monthly Principal - Pool A                                               2,934,247.28
Class A Monthly Principal - Pool B                                               3,247,114.85
                                                                              ----------------
                                                                                                            6,181,362.13

Ending Principal Balance of the Class A Notes

                         Pool A                                                293,456,297.10
                         Pool B                                                100,534,340.77
                                                                              ----------------
                                                                                                       ------------------
                                                                                                          393,990,637.87
                                                                                                       ==================

--------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000    Ending Principal
Original Face $400,172,000   Original Face $400,172,000   Balance Factor
      $ 2.421274                    $ 15.446763              98.455324%
--------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                         Class A1                                               64,572,000.00
                         Class A2                                               54,600,000.00
                         Class A3a                                             204,500,000.00
                         Class A3b                                              76,500,000.00

                                                                              ----------------

Class A Monthly Interest                                                                                  400,172,000.00
                         Class A1 (Actual Number Days/360)                         121,267.56
                         Class A2                                                  138,805.33
                         Class A3a                                                 398,093.33
                         Class A3b                                                 310,760.00

                                                                              ----------------

Class A Monthly Principal

                         Class A1                                                6,181,362.13
                         Class A2                                                        0.00
                         Class A3a                                                       0.00
                         Class A3b                                                       0.00

                                                                              ----------------
                                                                                                            6,181,362.13

Ending Principal Balance of the Class A Notes

                         Class A1                                               58,390,637.87
                         Class A2                                               54,600,000.00
                         Class A3a                                             204,500,000.00
                         Class A3b                                              76,500,000.00

                                                                              ----------------
                                                                                                       ------------------
                                                                                                          393,990,637.87
                                                                                                       ==================

Class A1
--------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000    Ending Principal
Original Face $64,572,000    Original Face $64,572,000    Balance Factor
       $ 1.878021                   $ 95.728212              90.427179%
--------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes

                                         Pool A                                      5,051,286.73
                                         Pool B                                      1,768,713.27
                                                                                   ---------------
                                                                                                           6,820,000.00

         Class B Overdue Interest, if any                                                    0.00
         Class B Monthly Interest - Pool A                                              20,115.35
         Class B Monthly Interest - Pool B                                               7,043.41
         Class B Overdue Principal, if any                                                   0.00
         Class B Monthly Principal - Pool A                                             50,007.41
         Class B Monthly Principal - Pool B                                             55,339.51
                                                                                   ---------------
                                                                                                             105,346.92

         Ending Principal Balance of the Class B Notes

                                         Pool A                                      5,001,279.32
                                         Pool B                                      1,713,373.76
                                                                                   ---------------
                                                                                                         ---------------
                                                                                                           6,714,653.08
                                                                                                         ===============

-----------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
Original Face $6,820,000   Original Face $6,820,000    Balance Factor
      $ 3.982223                 $ 15.446762              98.455324%
-----------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class C Notes

                                         Pool A                                     10,102,573.46
                                         Pool B                                      3,537,426.54
                                                                                   ---------------
                                                                                                          13,640,000.00

         Class C Overdue Interest, if any                                                    0.00
         Class C Monthly Interest - Pool A                                              45,079.93
         Class C Monthly Interest - Pool B                                              15,784.78
         Class C Overdue Principal, if any                                                   0.00
         Class C Monthly Principal - Pool A                                            100,014.83
         Class C Monthly Principal - Pool B                                            110,679.02
                                                                                   ---------------
                                                                                                             210,693.85

         Ending Principal Balance of the Class C Notes

                                         Pool A                                     10,002,558.63
                                         Pool B                                      3,426,747.52
                                                                                   ---------------
                                                                                                         ---------------
                                                                                                          13,429,306.15
                                                                                                         ===============

-------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $13,640,000   Original Face $13,640,000    Balance Factor
       $ 4.462222                 $ 15.446763               98.455324%
-------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes

                                          Pool A                                   6,732,580.11
                                          Pool B                                   2,357,419.89
                                                                                ----------------
                                                                                                          9,090,000.00

           Class D Overdue Interest, if any                                                0.00
           Class D Monthly Interest - Pool A                                          30,880.10
           Class D Monthly Interest - Pool B                                          10,812.70
           Class D Overdue Principal, if any                                               0.00
           Class D Monthly Principal - Pool A                                         66,652.11
           Class D Monthly Principal - Pool B                                         73,758.97
                                                                                ----------------
                                                                                                            140,411.08

           Ending Principal Balance of the Class D Notes

                                          Pool A                                   6,665,928.00
                                          Pool B                                   2,283,660.92
                                                                                ----------------
                                                                                                        ---------------
                                                                                                          8,949,588.92
                                                                                                        ===============

-----------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
Original Face $9,090,000   Original Face $9,090,000    Balance Factor
      $ 4.586667                 $ 15.446763              98.455324%
-----------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes

                                          Pool A                                   8,421,280.07
                                          Pool B                                   2,948,719.93
                                                                                ----------------
                                                                                                         11,370,000.00

           Class E Overdue Interest, if any                                                0.00
           Class E Monthly Interest - Pool A                                          60,483.50
           Class E Monthly Interest - Pool B                                          21,178.36
           Class E Overdue Principal, if any                                               0.00
           Class E Monthly Principal - Pool A                                         83,370.13
           Class E Monthly Principal - Pool B                                         92,259.57
                                                                                ----------------
                                                                                                            175,629.70

           Ending Principal Balance of the Class E Notes

                                          Pool A                                   8,337,909.94
                                          Pool B                                   2,856,460.36
                                                                                ----------------
                                                                                                        ---------------
                                                                                                         11,194,370.30
                                                                                                        ===============

--------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000   Ending Principal
Original Face $11,370,000     Original Face $11,370,000   Balance Factor
      $ 7.182222                     $ 15.446763              98.455324%
--------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                     10,104,451.54
                                          Pool B                                      3,538,084.15
                                                                                    ---------------
                                                                                                             13,642,535.69

           Residual Interest - Pool A                                                   147,718.70
           Residual Interest - Pool B                                                    62,742.45
           Residual Principal - Pool A                                                  100,033.42
           Residual Principal - Pool B                                                  110,699.60
                                                                                    ---------------
                                                                                                                210,733.02

           Ending Residual Principal Balance
                                          Pool A                                     10,004,418.12
                                          Pool B                                      3,427,384.55
                                                                                    ---------------         ---------------
                                                                                                             13,431,802.67
                                                                                                            ===============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                    284,209.09
            - Servicer Advances reimbursement                                                                   568,212.24
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                   257,308.63
                                                                                                            ---------------
           Total amounts due to Servicer                                                                      1,109,729.96
                                                                                                            ===============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

               Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                  beginning of the related Collection Period                                                          336,802,716.30

               Aggregate Discounted Contract Balance of Additional Contracts acquired during
                  Collection Period                                                                                             0.00

               Decline in Aggregate Discounted Contract Balance                                                         3,334,325.18

               Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                  ending of the related Collection Period                                                             --------------
                                                                                                                      333,468,391.12
                                                                                                                      ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances                      3,239,398.14

                   - Principal portion of Prepayment Amounts                                               94,927.04

                   - Principal portion of Contracts repurchased under Indenture Agreement
                     Section 4.02                                                                               0.00

                   - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                     0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                          0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                   0.00

                                                                                                        ------------
                                              Total Decline in Aggregate Discounted Contract Balance    3,334,325.18
                                                                                                        ============


POOL B

               Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                  beginning of the related Collection Period                                                          117,931,819.40

               Aggregate Discounted Contract Balance of Additional Contracts acquired during
                  Collection Period                                                                                             0.00

               Decline in Aggregate Discounted Contract Balance                                                         3,689,851.52

               Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                  ending of the related Collection Period                                                             --------------
                                                                                                                      114,241,967.88
                                                                                                                      ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances                      3,559,287.50

                   - Principal portion of Prepayment Amounts                                              130,564.02

                   - Principal portion of Contracts repurchased under Indenture Agreement
                     Section 4.02                                                                               0.00

                   - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                     0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                          0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                   0.00

                                                                                                        ------------
                                              Total Decline in Aggregate Discounted Contract Balance    3,689,851.52
                                                                                                        ============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     447,710,359.00
                                                                                                                      ==============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

             POOL A                                                                                          Predecessor
                                                                                Discounted      Predecessor  Discounted
             Lease #               Lessee Name                                  Present Value   Lease #      Present Value
             --------------------------------------------------------           --------------  -----------  ---------------
                                   NONE

                                                                                --------------               ---------------
                                                                       Totals:           $0.00               $          0.00

             a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                        $          0.00
             b) ADCB OF POOL A AT CLOSING DATE                                                               $336,802,716.30
             c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES          NO      X
                                                                                                -----------  ---------

             POOL B                                                                                          Predecessor
                                                                                Discounted      Predecessor  Discounted
             Lease #               Lessee Name                                  Present Value   Lease #      Present Value
             --------------------------------------------------------           -------------   -----------  ---------------
                                   NONE

                                                                                -------------                ---------------
                                                                       Totals:         $0.00                 $          0.00


             a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                        $          0.00
             b) ADCB OF POOL B AT CLOSING DATE                                                               $117,931,819.40
             c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                RATING AGENCY APPROVES)                                                                                 0.00%


           * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
             (> 180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR
             A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES          NO      X
                                                                                                -----------  ---------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                               Predecessor
                                                                                        Discounted     Predecessor  Discounted
              Lease #          Lessee Name                                              Present Value  Lease #      Present Value
              ---------------------------------------------------------------           -------------  -----------  ---------------
                               NONE                                                                                 $          0.00










                                                                                        -------------               ----------------
                                                                               Totals:          $0.00               $          0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $336,802,716.30
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                 YES          NO     X
                                                                                                       ----------   --------

              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                         Predecessor
                                                                                        Discounted     Predecessor  Discounted
              Lease #          Lessee Name                                              Present Value  Lease #      Present Value
              ---------------------------------------------------------------           -------------  -----------  ---------------
                               None

                                                                                        -------------               ---------------
                                                                               Totals:          $0.00               $          0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                          $          0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                     $117,931,819.40
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
              (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A
              BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES                         NO     X
                                                                                        ----------                  --------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


XV.    POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                                TOTAL OUTSTANDING CONTRACTS
              This Month                           2,572,743.59             This Month                          447,710,359.00
              1 Month Prior                        1,697,563.70             1 Month Prior                       454,121,040.10
              2 Months Prior                               0.00             2 Months Prior                                0.00

              Total                                4,270,307.29             Total                               901,831,399.10

              a) 3 MONTH AVERAGE                   1,423,435.76             b) 3 MONTH AVERAGE                  300,610,466.37

              c) a/b                                      0.47%

2. Does a Delinquency Condition Exist (1c > 6%)?
                                                                                  Yes                           No     X
                                                                                      --------                     --------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                          Yes                           No     X
                                                                                      --------                     --------
   B. An Indenture Event of Default has occurred and is then continuing?          Yes                           No     X
                                                                                      --------                     --------

4. Has a Servicer Event of Default occurred?                                      Yes                           No     X
                                                                                      --------                     --------


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                               Yes                           No     X
                                                                                      --------                     --------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
        or obligation not remedied within 90 days?                                Yes                           No     X
                                                                                      --------                     --------
   C. As of any Determination date, the sum of all defaulted contracts since
        the Closing date exceeds 6% of the ADCB on the Closing Date?              Yes                           No     X
                                                                                      --------                     --------




6. Aggregate Discounted Contract Balance at Closing Date                          Balance  $ 454,734,535.69
                                                                                          -----------------


   DELINQUENT LEASE SUMMARY

        Days Past Due            Current Pool Balance            # Leases
        -------------            --------------------            --------
              31 - 60                   10,254,026.09                  36
              61 - 90                    1,293,180.72                  13
             91 - 180                    2,572,743.59                   6